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                                                                    EXHIBIT 10.3

                         METLIFE AUXILIARY PENSION PLAN

Metropolitan Life Insurance Company ("Company") hereby amends and restates the MetLife Auxiliary Pension Plan ("Plan") effective June 30, 2006.

                                     Part I

     Part I of this Plan document contains the provisions of the Plan that govern 409A Benefits as defined in Article 4.1(a) of Part I. All references to "409A" or "Section 409A" in this Plan are references to Section 409A of the Internal Revenue Code and the regulations there under.

Article 1. Purpose of Plan.

The purpose of the Plan is to provide to certain participants employed by the Company, other employers (each an "Employer") participating under the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and his/her beneficiaries, the excess amount that would have been payable under the Retirement Plan in the absence of the limitations under (i) section 415 of the Internal Revenue Code of 1986 (as amended) ("Internal Revenue Code"),
(ii) section 401(a)(17) of the Internal Revenue Code, or such lesser limit as in effect under the Retirement Plan and (iii) section 1.415-2(d)(2) of the Income tax Regulations, that excludes compensation deferred under the Company's or an Employer's deferred compensation arrangements.

Except for terms defined in this Plan, all capitalized terms used in this Plan shall have the same definition and meaning assigned to those terms under the Retirement Plan.

Article 2. Participation

A Participant in the Plan is any Employee that is eligible under Section 2.1,
2.2 or 2.3 below:

2.1. An Employee participating in the Retirement Plan:

(a)  whose Retirement Plan benefits are reduced because of the application of
     Section 401(a)(17) of the Internal Revenue Code (or such lesser limit as in effect under the Retirement Plan), or,

(b)  whose Retirement Plan benefits are reduced because of the application of section 415 of the Internal Revenue Code, including Treasury Regulation 1.415-2.

shall be eligible to participate in the Plan as stated in all Articles except
Section 4.2 of Article 4 and Article 4A.


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2.2. PRA/PLS Benefit. "PRA/PLS Benefit" means a benefit that is either a
Personal Retirement Account benefit or a Performance Pension Account benefit under the Retirement Plan. Likewise, any benefit referred to as a "non PRA/PLS Benefit" or "not a PRA/PLS Benefit" refers to benefits under the Retirement Plan that are not PRA/PLS Benefits.

An Employee with a benefit that is not a PRA/PLS Benefit participating in the Retirement Plan who:

(a) is in a compensation grade of 36 or higher (or an equivalent compensation grade), or,

(b)  is a member of the Chairman's Council for 3 consecutive years, or,

(c)  is listed in Appendix A, or,

(d) has been inducted into the Sales Representative Hall of Fame and has attained the age of 65 shall be eligible to participate in the Plan as stated in all Articles.

If an Employee is an eligible Participant in the Plan under Section 2.1 of this Article, and on or after January 1, 1995, he/she qualifies as a Participant under Section 2.2 of this Article, then the portion of his/her benefit that is not a PRA/PLS Benefit that has accrued to that Employee shall be determined and payable as if the Employee was always eligible under Section 2.2 of this Article. If, after qualifying as a Participant under Section 2.2 of this Article, an individual's compensation grade drops below level 36 (or its equivalent), or the individual ceases to qualify for the Chairman's Council, then that individual shall continue to be treated as if he or she meets the requirements of Section 2.2 of this Article.

2.3. An Employee participating in the Retirement Plan:

(a) (i) who participated and accrued benefits in either of the following plans.:

          - The New England Life Insurance Company Select Employee's Supplemental Retirement Plan, or

          - New England Life Insurance Company Supplemental Retirement Plan, and,

     (ii) who, on December 31, 2000, was actively employed by New England Life Insurance Company, the Company or an Employer,

shall be eligible, on January 1, 2001, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have his/her entire auxiliary defined benefit as defined in Article 4.2 (and including amounts previously accrued under the New England plans named above) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in this Plan as stated in


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Section 4.2 of Article 4 and Article 4A if they qualify as a Participant under
Section 2.2 of this Article after December 31, 2000.

(b) (i) who participated and accrued benefits in the GenAmerica Corporation Augmented Benefit Plan, (only insofar as it relates to benefits on compensation that exceeded the limits imposed by or upon the GenAmerica Corporation Performance Pension Plan and Trust.) and,

     (ii) who, on December 31, 2002, was actively employed by General American Life Insurance Company, the Company or an Employer,

shall be eligible, on January 1, 2003, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have his/her entire auxiliary defined benefit as defined in Section 4.2 (and including amounts previously accrued under the Augmented Benefit Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in Section 4.2 of Article 4 and Article 4A of this Plan if they qualify as a Participant under Section 2.2 of this Article after December 31, 2002.

Article 3. Vesting

Participants will vest in their accrued benefit, described in Article 4.2, under this Plan in accordance with the vesting schedule under the Retirement Plan.

All benefits accrued by Participants under this Plan, prior to a Change of Control as defined in Article 8, shall vest if the Participant satisfies the vesting schedule that existed under the Retirement Plan immediately prior to the Change of Control.

Article 4. Payment of Benefits

4.1. Definitions.

(a)  409A Benefits. "409A Benefits" For individuals who are eligible under
     Section 2.2 on or before December 31, 2006, "409A Benefits" means the portion of a Participant's vested benefit that accrues after December 31, 2004. For all other Participants in the Plan "409A Benefits" means his/her entire accrued benefit payable under this Plan.

(b) Grandfathered Benefits. "Grandfathered Benefits" means the portion of a Participant's benefit vested and accrued prior to January 1, 2005 plus any other increases or amounts that can be included in the grandfathered benefit under Internal Revenue Code Section 409A and the regulations there under. Only individuals who:

          (i)  are eligible under Section 2.2 on or before December 31, 2006,

          (ii) are described in Section 4.6(c) and (d) of the Plan, or


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          (iii) terminated on or before December 31, 2004 with a vested benefit that is not a PRA/PLS Benefit

     will have "Grandfathered Benefits" under this Plan.

4.2. Benefits under this Plan shall be payable to a Participant in an amount equal to the difference, as determined by the Plan Administrator in its sole discretion, between (a) and (b) below:

(a) the largest amount (without duplication of amount) that would have been payable to the Participant under the Retirement Plan, had the Retirement Plan not been subject to the limitations of Internal Revenue Code Sections:
     (i) 415, (ii) 401(a)(17) or such lesser limit as stated in the Retirement Plan, and (iii) Regulation Section 1. 415-2(d)(2) (with respect to deferred compensation arrangements); and,

(b) the amount of benefits payable under the Retirement Plan and any predecessor auxiliary plan.

4.3. Distribution of 409A Benefits

Participants who have an election on file that complies with 409A, as determined by the Plan Administrator, and specifies the time and form for distribution of benefits, will have that election govern payment. If a Participant does not have an election on file that complies with 409A, then benefits commencing during 2006 will continue to follow, in time and form, the Participant's distributions under the Retirement Plan. With regard to benefits commencing after December 31, 2006, the time/form of payment for the Participant's 409A Benefits will be as specified below:

(a) PRA/PLS Benefits will be paid in a lump sum as soon as administratively possible after separation from service.

(b) Benefits that are not PRA/PLS Benefits will be paid in the following annuity forms commencing after separation from service and attainment of Retirement eligibility:

          (i) Participants who are not married at the time distributions commence will receive a life annuity with a 5 year term certain.

          (ii) Participants who are married at the time distributions commence will receive a 50% contingent survivor annuity, with the spouse of the Participant as the survivor annuitant.

(c) PRA/PLS Benefits for Participants who terminated on or before December 31, 2006, will be paid in a lump sum as soon as administratively possible after December 31, 2006.


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(d)  Participants with benefits that are not PRA/PLS Benefits, who separated from service and are Retirement eligible as of December 31, 2006, will have benefits paid to him/her in the appropriate annuity form specified in
     (b)(i) or (ii) above, commencing as soon as administratively possible after December 31, 2006.

(e) Alternate payees receiving benefits under the Plan through a Qualified Domestic Relations Order ("QDRO") as defined under section 414 (p) of the Internal Revenue Code, will receive benefits in the time and form specified in the QDRO. In the absence of a specified time for payment in the QDRO the alternate payee will have benefits paid to them at the same time as benefits are paid under this Plan to the Participant from whom his/her interest in the Plan arose. In the absence of a specified form of payment in the QDRO, the alternate payee will have benefits paid to them under either (i) or (ii) below :

          (i) For alternate payees whose interest arose from a Participant who was a Participant under Article 2.2 of the Plan the alternate payee's form of benefit will be the same form payable to the Participant under the Plan.,

          (ii) For alternate payees whose interest arose from a Participant with a PRA/PLS Benefit under the Plan, the alternate payee's form of benefit will be a lump sum payment as soon as administratively possible after separation from service,

          (iii) For alternate payees whose interest arose from a Participant who was not a Participant under Article 2.2 of the Plan and who had a benefit that was not a PRA/PLS Benefit, the alternate payee will receive his/her benefit in the form of a life annuity with a 5 year term certain.

     In no event will benefits be distributed under a QDRO at any time or in any form not allowed, in the sole discretion of the Plan Administrator, under the Plan or under the laws governing this Plan. Alternate payees have the status of beneficiaries under this Plan.

4.4 Notwithstanding the default forms of payment listed in Article 4.3 above:

(a) the Company intends all forms of payment to be treated as a single payment and Participants with annuity forms of benefit under Article 4.3 above, will be able to elect, in accordance with Internal Revenue Code Section 409A, as determined by the Plan Administrator, among actuarially equivalent annuity forms of benefit any time prior to the payment commencement date for such benefit.

(b) any Participant identified as a Key Employee as that term is defined under 409A, and, whose benefit is payable due to separation from service or Retirement shall not have his/her 409A Benefits commence under this Plan in any form until six months have elapsed since his/her separation or Retirement. The determination of who is a Key Employee will be based on taxable compensation paid during the 12-month period ending August 31st of the calendar year immediately preceding the year of the distribution.


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4.5 Only for those individuals who are eligible under Article 2.2, Final Average
Compensation used to determine the largest amount that would have been payable under Article 4.2(a) above, will be based on the following rules, notwithstanding the actual provisions of the Retirement Plan.

For an eligible Participant that is not a Commissioned Employee under the Retirement Plan, Final Average Compensation will be the sum of (a) and (b) below:

(a) The base salary component of the Participant's Final Average Compensation is determined using the average of the Participant's base salary for the 60 highest consecutive months during the 120 months preceding the Participant's date of Retirement or termination, and,

(b) The component of the Participant's Final Average Compensation representing the MetLife Annual Variable Incentive Compensation Plan or successor annual cash bonus plan or program ("AVIP") award will be determined using the average of the Participant's highest 5 AVIP payments (not necessarily consecutive) with respect to the 10 calendar years preceding such Participant's date of Retirement or termination (including any projected payment(s) to be made beyond the Participant's date of Retirement or termination).

     The AVIP award, as set forth in subsection (b) immediately above, projected to be made beyond the Participant's date of Retirement or termination will be deemed equal to the result of the following calculation, as determined by the Plan Administrator in its sole discretion:

          (i) the highest of the last 3 bonuses/awards paid while the Participant was in active Company service multiplied by

          (ii) a fraction, the numerator of which is the number of months (or part thereof) that the Participant was actively employed in the calendar year(s) for which the bonus/award would be payable and the denominator of which is 12.

          (iii) If the fraction determined under (ii) immediately above, is less than 1, then, the fractional amount determined under (ii) shall replace an equivalent fractional amount in the lowest of the 5 highest AVIP payments used in (b) above. This replacement shall occur only if the fractional amount determined under (ii) is greater than the fractional amount it is replacing in the lowest of the 5 highest AVIP payments.

Notwithstanding (b)(i), (ii) and (iii), if a specific amount of bonus/award was already approved under the AVIP, prior to the Participant's date of Retirement or termination, such amount shall be used instead of the deemed estimate, and such amount shall also be taken into account in determining the highest of the Participant's last 3 bonuses/awards with regard to any bonus/award payable for the Participant's year of Retirement or termination.


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If, at the time of Retirement or termination, fewer than 5 AVIP payments have been made to a Participant, then the AVIP component of Final Average Compensation shall be the average of: all AVIP payments actually made to the Participant and the projected payment (described above) for the year of Retirement or termination.

For eligible Participants that are compensated on a commission basis, Final Average Compensation will be the amount described in appropriate provisions of the Retirement Plan.

4.6. Except as described in (a) through (e) immediately below, Grandfathered Benefits shall be payable in the same form(s) and at the same times as benefits are payable under the Retirement Plan.

(a) Alternative Distributions of the benefit under Article 4A shall be paid in the form, and at the time stated in the election form completed by the Participant and approved by the Committee.

(b) Pre-Distribution Death Benefits as described in Article 4A.5 shall be paid in accordance with the terms of that Article.

(c)  Individuals who:

          (i) had accrued benefits under the New England Life Insurance Company's non-qualified Plans listed in Section 2.3,

          (ii) terminated employment on or before December 31, 2000, and,

          (iii) did not become Employees of the Company or an Employer upon that termination of employment,

will have his/her benefits paid from this Plan in the amounts, at the times and in the form provided for under the provisions of those prior plans.

(d)  Individuals who:

          (i) had accrued benefits under the GenAmerica Corporation Augmented Benefit Plan,

          (ii) terminated employment on or before December 31, 2002, and,

          (iii) did not become Employees of the Company or an Employer upon that termination of employment,

will have his/her entire auxiliary defined benefit paid from this Plan in the amounts, at the times, and in the form provided for under the provisions of that prior plan.

(e) Individuals described in Section 2.3 shall have his/her entire auxiliary defined benefit (including amounts previously accrued under the plans named in Section 2.3) paid under this Plan, in accordance with the terms of this Plan.


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4.7

Notwithstanding any provision to the contrary, the payment of benefits under this Plan shall not be effected by, or be subject to, the qualified pre-retirement survivor annuity and qualified joint and survivor annuity rules under the Retirement Equity Act of 1984.

Payment of benefits under this Plan will not be effected by, or be subject to, minimum distributions as described under Section 401(a)(9) of the Internal Revenue Code and the accompanying Regulations under that Section.

Article 4A. Alternative Distribution

Alternative forms of distribution are available only to those individuals who are eligible Participants under Section 2.2 herein on or before December 31, 2006. Alternative forms of distribution may be elected by eligible Participants under Section 2.2 on or before December 31, 2006 and may apply to his/her 409A benefit as allowed under the transition relief provided under 409A. After December 31, 2006, alternative forms of distribution can only be elected by eligible individuals under Section 2.2 for his/her Grandfathered
Benefits.

4A.1 Definitions

(a) Alternative Distribution. "Alternative Distribution" means one of the following modes of payment:

     (i)  Single Sum: Payment in a single sum.

     (ii) Installment Payments for a Specific Period: Monthly or annual payments are made to the Participant for a specified number of years selected (not exceeding 20 years). If the Participant dies before the expiration of the specified period, installment payments will continue to be made for the remainder of the period chosen by the Participant to a beneficiary designated by the Participant.

     (iii) Other Distribution: Any other form of payment that is mutually agreed upon by the Participant and the Committee.

(b) Committee. "Committee" means the Compensation Committee of the Board of Directors of the Company. The Committee, or either component thereof, may delegate any of its powers or authority under this Plan in any manner consistent with law.

(c) Election Date. "Election Date" means the date on which the Participant files his/her request for an Alternative Distribution. For Participants who are Retirement eligible when they separate from service with the Company or an Employer, this date can be no later than the day before the Participant's Retirement or termination date. For Participants who are not Retirement eligible when they separate from service with


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     the Company or an Employer, this date can be no later than 12 months before the Distribution Date.

(d) Distribution Date. "Distribution Date" means the date distributions commence under the mode of payment elected by the Participant. For Participants who are Retirement eligible when they separate from service with the Company or an Employer, this date cannot be earlier than the Participant's Retirement or termination date. For Participants who are not Retirement eligible when they separate from service with the Company or an Employer, this date cannot be earlier than the later of:

          (i)  12 months following the Participant's Election Date, and

          (ii) the earliest date the Participant becomes eligible for a distribution from the Retirement Plan.

4A.2. Payment in the Form of an Alternative Distribution.

In order to receive an Alternative Distribution: (i) a request form must be duly filed by the Participant in compliance with both the provisions of this Article 4A and the procedures as set forth from time to time by the Committee, (ii) consent thereto must be given by the Committee, and (iii) payment in the form of an Alternative Distribution must be made pursuant to a request form that satisfies 409A and the regulations there under.

4A.3. Election of Alternative Distribution.

A form requesting that 409A Benefits under this Plan be paid in the form of an Alternative Distribution must be submitted by the Participant to the Committee no later than the last date specified under 409A transition relief for submitting elections with regard to 409A Benefits. Request forms for an Alternative Distribution of 409A Benefits will be accepted at the discretion of the Plan Administrator. For Participants who are separated from service with the Company or an Employer before they are Retirement eligible, the form requesting an Alternative Distribution must have an Election Date no later than 12 months before the Distribution Date indicated on the election form. All requests must be in writing, signed by the Participant, and follow the format prescribed by the Committee. On the request form the Participant must also designate (i) the mode of payment requested and (ii) the Participant's Retirement or Distribution Date. A request form shall be deemed submitted by the Participant to the Committee on the day that such form postmarked, if sent by U.S. mail, or on the day received by the Committee, if sent by means other than the U.S. mail. A form requesting an Alternative Distribution of 409A Benefits cannot be revoked or modified after the last date allowed for transition period elections under 409A. Except that, individuals who elected an annuity form of payment for their 409A Benefits may be allowed to choose among actuarially equivalent annuity forms any time prior to commencement of payments as allowed under 409A and in the discretion of the Plan Administrator. Any modification of the request form must be in writing, comply with the procedures of the Committee and is subject to the approval of the Committee.

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4A.4. Consent of the Committee.

Payment in the form of an Alternative Distribution shall require the consent of the Committee. The Committee shall have full and complete discretion to approve or reject any request for an Alternative Distribution. The decision of the Committee on the Participant's request form shall be made known to the Participant in writing.

4A.5. Death of Participant Before Distribution Date.

(a) A Participant under Section 2.2, who accrued Plan benefits other than PRA/PLS Benefits before death, shall have 50% of the present value of his/her undistributed non PRA/PLS Benefit, (valued as a single sum under Section 4A.6(a) below and actuarially adjusted for payment at the Participant's earliest Retirement date or the day prior to death, if the Participant was Retirement eligible at death), paid to his/her designated beneficiary. This pre-distribution death benefit will be payable in the form designated by the Participant and approved by the Committee.

     A Participant may file with the Committee a form (which will become irrevocable only upon death) designating a beneficiary or changing his/her existing designation. This form will also allow the Participant to choose the form in which the pre-distribution death benefit will be paid. All optional forms of benefit available to the Participant under this Plan and the Retirement Plan will be available for payment of this death benefit.

(b) For salaried Participants covered under Section 2.2, a single sum, equivalent to the full value of a Participant's undistributed non PRA/PLS Benefit on the date of the Participant's death, (valued under Section 4A.6(a)), shall be paid to the Participant's designated beneficiary if:

          (i) the Participant notifies the Committee in a request form in effect on the Election Date of his or her anticipated Retirement date,

          (ii) the Committee gives its consent to the payment of a Single Sum or Installment Payments for a Specific Period before the Distribution Date is reached,

          (iii) the Participant agrees to defer Retirement at the Company's written request,

          (iv) the Distribution Date for payment of the Single Sum or Installment Payments for a Specific Period is deferred to the Participant's Retirement date, and

          (v) the Participant dies after such anticipated Retirement date but before Retirement.

In the absence of a designation by the Participant, the death benefit, under (a) or (b) immediately above, shall be paid to the Participant's surviving spouse in a single sum. If


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the Participant has no surviving spouse at the time of death, then the death benefit shall be paid to the Participant's estate.

4A.6. Valuation of Alternative Benefit

(a) The actuarial equivalent value of the Single Sum shall be determined using the UP 84 Mortality Table, set forward one year for the Participant and set back four years for the Participant's spouse, (if applicable). If the Participant was Retirement eligible on December 31, 2004, then the Pension Benefit Guaranty Corporation immediate interest rate ("PBGC Rate") used to calculate the Single Sum shall be the lowest rate in effect in the 12 months prior to the Participant's actual Retirement date If the Participant was not Retirement eligible on December 31, 2004, then the PBGC Rate used to calculate the Single Sum shall be the rate in effect in the month prior to the later of:

          (i)  the Participant's earliest Retirement date or

          (ii) the Participant's actual Retirement date.

(b) The actuarial equivalent benefit amount for the Installment Payments for a Specific Period will be determined by converting the Single Sum benefit amount, determined under Article 4A.6(a). The interest rate basis for the immediate annuity purchase rates offered under the Metropolitan Savings and Investment Plan ("SIP Rate") and its successors utilized in the calculation of installment payments will be as follows:

          (i) If the Participant was Retirement eligible on December 31, 2004, the SIP Rate is the highest rate in the month that had the lowest PBGC Rate out of the12 months prior to the Participant's actual Retirement date.

          (ii) If the Participant was not on December 31, 2004, the SIP Rate is the rate in effect on the last day of the month prior to the later of:

               a.   the Participant's earliest Retirement date, or

               b.   the Participant's actual Retirement date.

4A.7. Interest on Deferred Installments

Individuals who elect deferred installment payments under the terms of this
Article 4A, shall receive interest from the date they separate from service to the date that the installment payments commence. Interest will be calculated based on the entire amount that the Participant has elected to receive as deferred installments under Article 4A. Interest will be credited using the SIP Rate in effect on the Election Date and will be compounded annually from the date of separation from service to the date payments commence. The interest accrued prior to payment commencement will be added to the accrued Plan benefit to produce a total benefit amount. This total benefit amount will be credited with the SIP Rate for the duration of the payment(s) and divided by the number of installment payments due under the Participant's election to produce uniform payments under the Plan. This interest will be part of the Participant's 409A Benefit and will be paid in accordance with 409A.


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4A.8. Power of Committee.

The Committee shall have the discretionary power to make any and all administrative decisions regarding the election and payment of an Alternative Distribution, including but not limited to, (i) the design and format of request forms, (ii) the approval or rejection of requests for an Alternative Distribution, (iii) the design and format of revocation forms and (iv) the sending of notices.

Article 5. Unfunded Plan.

The Plan is completely unfunded. Except as obligations under this Plan have been undertaken pursuant to plans or other arrangements offered by another company, obligations under this Plan are obligations of the Company. All obligations under this Plan are entirely separate from the Retirement Plan and any other plan. Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, or any other plan. The fact that contracts or certificates may be distributed to recipients of benefits under the Retirement Plan in discharge of obligations thereunder shall in no way entitle a Participant in this Plan to receive any such contract or certificate in discharge of obligations under this Plan.

Article 6. Non-transferability of Participant's Interest

No Participant shall have any power or right to transfer, assign, mortgage, commute or otherwise encumber any of the Plan benefits payable hereunder, nor shall such benefits be subject to seizure for the payment of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

Article 7. Effect of Taxes

Payments under this Plan shall be made after withholding of any Federal, state or local income, employment or other taxes, legally obligated to be withheld. All tax liabilities arising out of benefits under this Plan are the sole obligation of the Plan Participant(s) or his/her beneficiary, including but not limited to, any tax liabilities that may arise under Section 409A. In the event that a Participant or beneficiary incurs greater tax burdens from payments under this Plan (whether income, employment, estate or other tax burdens) than they would if such payments had been made from the Retirement Plan, neither the Company nor any other person shall have an obligation to reimburse the Participant or beneficiary for such greater tax burdens.


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Article 8. Change of Control

8.1. Definitions.

(a) Change of Control. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

     (i) any Person acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation representing 25% or more of the combined Voting Power of the Corporation's securities;

     (ii) within any 24-month period, the persons who were directors of the Corporation at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of the Corporation (the "Board") or the board of directors of any successor to the Corporation; provided, however, that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 8.1(a)(ii);

     (iii) the stockholders of the Corporation approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Corporation which is consummated (a "Corporate Event"), and immediately following the consummation of which the stockholders of the Corporation immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (A) in the case of a merger or consolidation, the surviving or resulting corporation, (B) in the case of a share exchange, the acquiring corporation, or (C) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the Corporation immediately prior to such Corporate Event; or

     (iv) any other event occurs which the Board declares to be a Change of Control.

(b) Corporation. For the Purposes of this Article, "Corporation" means MetLife, Inc.

(c) Person. For purposes of the definition of Change of Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act, and shall include any group (within the meaning of Rule 13d-5(b) under the Exchange
     Act); provided, however, that "Person" shall not include (A) the Corporation or any Affiliate, (B) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (C) any employee benefit plan (including an employee stock ownership plan) sponsored by the Corporation, Company or any Affiliate.

(d) Voting Power. For purposes of the definition of Change of Control, "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company, and "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

(e) Affiliate. For the purposes of this article, an "Affiliate" shall mean any corporation, partnership, limited liability company, trust or other entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Corporation.

(f)  Cause. For the purposes of this article, "Cause" means either:

          (i) the Participant's conviction or plea of nolo contendere to a felony, or,

          (ii) any act or acts of dishonesty or gross misconduct on the Participant's part which results or is intended to result in material damage to the business or reputation of MetLife.

(g)  Good Reason. For the purposes of this article, "Good Reason" means any of:

          (i) any reduction by the Corporation or an Affiliate in the Participant's base salary rate below the rate in effect immediately before the Change of Control;

          (ii) any relocation by the Corporation or an Affiliate of the Participant's usual base work location to any other office or location more than 50 miles from the Participant's usual base work location immediately prior to a Change of Control, or in a state other than the one in which the Participant performed his duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the Participant's responsibilities;

          (iii) if the Participant is a party to an Employment Continuation Agreement with the Corporation or an Affiliate, any circumstance or occurrence constituting "Good Reason" under that Employment Continuation Agreement;

          (iv) the failure of the Corporation or an Affiliate to pay the Employee's base salary or employee benefits as required by law.

8.2. Vesting and Other Rights on and After a Change of Control Subject to Conditions

In the event that:

(a) there is a Change of Control as defined in Section 8.1(a) of this Article, and,

(b) on the date of the Change of Control or on a date before the second anniversary of the Change of Control, a Participant in this Plan:

          (i) is involuntarily terminated from employment by the Corporation or any Affiliate (other than directly in connection with a transfer of employment to or from the Corporation or any Affiliate) without Cause,

          (ii) voluntarily terminates employment with the Corporation or any Affiliate for Good Reason,

then the Participant's unvested benefits and rights accrued as of the Change of Control in each, the Retirement Plan and this Plan, will vest immediately under this Plan, notwithstanding any other provision of the Retirement Plan or this Plan, or any amendment or termination of this Plan taking place on or after a Change of Control.

These accrued benefits will be paid under this Plan according to the ordinary distribution rules of this Plan. The ordinary distribution rules of this Plan are described in Article 4 and where applicable, Article 4A as they existed immediately prior to the Change of Control. If this Section 8.2 is triggered, a Participant under Section 2.2 does not have to obtain Committee approval for an Alternate Distribution in the form of a Single Sum or Installment Payments for a Specific Period, to the extent that an Alternative Distribution is available to that Participant under 409A.

Article 9. Interpretation of the Plan

(a) The Committee is empowered to take all actions it deems appropriate in administering this Plan. Any Committee determination with respect to the meaning or application of the provisions of the Plan shall be binding and conclusive. Benefits will be paid under this Plan only if the Committee determines in its discretion that the applicant is entitled to them. Once a Change of Control (as defined in Article 8) has occurred, this subpart (a) of Article 9 shall no longer apply.

(b) Claims for benefits and appeals of denied claims under the Plan shall be administered in accordance with Section 503 of ERISA, the regulations thereunder (and any other law that amends, supplements or supersedes said Section of ERISA), and the procedures adopted by the Committee, as appropriate. The claims procedures referenced above are incorporated herein by reference.

Article 10. Governing Law

To the extent not inconsistent with Federal law, the validity of the Plan and its provisions shall be construed according to the laws of the State of New York.

Article 11. Amendment and Termination of Plan

11.1. Except to the extent prohibited by law, the Committee may amend or terminate this Plan at any time without the consent of any Participant or of any other person. However, any such amendment or termination will not adversely affect the benefit entitlements of:

(a) any Participant receiving benefits under this Plan at or prior to the time of such amendment or termination, or,

(b) any Employee who is a Participant in the Retirement Plan to the extent of the present value of his/her accrued benefit under this Plan prior to the time of such amendment or termination. However, amendments may be made to all other aspects of this Plan consistent with Section 409A, including, but not limited to:

          (i) amendments impacting the timing under which the Participant's entire accrued benefit is paid, or,

          (ii) amendments impacting the optional forms of benefit available for payment of the Participant's entire accrued benefit.

Notwithstanding the above, any amendment or group of amendments made effective on the same date, which would increase or decrease the annual cost of Plan benefits for active Plan Participants and former Plan Participants by ten million dollars or more in the aggregate, as determined in good faith by the Committee, shall be effective only if authorized or ratified by the Board of Directors of the Company.

11.2.

(a) Notwithstanding the provisions of Section 11.1 above, or any other provision of this Plan, on or after a Change of Control (as defined in Article 8), no amendments can be made to Article 8, Article 9 or Section
     11.2 of Article 11 of this Plan; and

(b)  Participants who:

          (i) accrued rights or benefits under this Plan prior to a Change of Control (as defined in Article 8), and,

          (ii) whose rights or benefits are not vested at the time of the Change of Control cannot have the vesting schedule under Article 3, applicable on the day prior to the Change of Control, amended with regard to such rights or benefits. The Company may not wrongfully deny Participants the opportunity to vest in rights or benefits accrued prior to a Change of Control under this Plan.

                                     Part II

Part II of the this plan document contains the provisions of the Plan that will govern Grandfathered Benefits as defined in Article 4.1(b) of Part I of this Plan.

Article 1. Purpose of Plan.

The purpose of the Plan is to provide to certain participants employed by the Company, other employers (each a "Subsidiary") participating under the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and their beneficiaries, the excess amount that would have been payable under the Retirement Plan in the absence of the limitations under (i) section 415 of the Internal Revenue Code of 1986 (as amended) ("Internal Revenue Code"), (ii) section 401(a)(17) of the Internal Revenue Code, or such lesser limit as in effect under the Retirement Plan and (iii) section 1.415-2(d)(2) of the Income tax Regulations, that excludes compensation deferred under the Company's or a Subsidiary's deferred compensation arrangements.

Article 2. Participation

A Participant in the Plan is any employee that qualifies under Section 2.1, 2.2 or 2.3 below:

2.1. A Company or Subsidiary (including, but not limited to, a MetLife Group, Inc.) employee participating in the Retirement Plan:

(a) whose benefits are reduced because of the application of Section 401(a)(17) of the Internal Revenue Code (or such lesser limit as in effect under the Retirement Plan), or,

(b) whose benefits are reduced because of the application of section 415 of the Internal Revenue Code, including Treasury Regulation 1.415-2.

shall be eligible to participate in the Plan as stated in all Articles except
Section 4.2 of Article 4 and Article 4A.

2.2. A Company or Subsidiary (including, but not limited to, a MetLife Group Inc.) employee participating in the Retirement Plan who:

(a) is in a compensation grade of 36 or higher (or an equivalent compensation grade), or,

(b)  is a member of the Chairman's Council for 3 consecutive years, or,

(c)  is listed in Appendix A, or,

(d) has been inducted into the Sales Representative Hall of Fame and has attained the age of 65 shall be eligible to participate in the Plan as stated in all Articles.

If an employee is an eligible Participant in the Plan under Section 2.1 of this Article, and on or after January 1, 1995, he/she qualifies as a Participant under Section 2.2 of this Article, then the entire benefit that has accrued to that employee shall be payable as if the employee always qualified as a Participant under Section 2.2 of this Article. If, after qualifying as a Participant under Section 2.2 of this Article, an individual's compensation grade drops below level 36 (or its equivalent), or the individual ceases to qualify for the

Chairman's Council, then that individual shall continue to be treated as if he or she meets the requirements of Section 2.2 of this Article.

2.3. A Company or Subsidiary employee participating in the Retirement Plan:

     (a) (i) who participated and accrued benefits in the New England Life Insurance Company's non-qualified Plans, (named in the first paragraph of this Plan), and,

          (ii) who, on December 31, 2000, was actively employed by New England Life Insurance Company, the Company or a Subsidiary,

shall be eligible, on January 1, 2001, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the New England plans named in the first paragraph of this Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in this Plan as stated in Section 4.2 of Article 4 and
Article 4A if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2000.

     (b) (i) who participated and accrued benefits in the GenAmerica Corporation Augmented Benefit Plan, and,

          (ii) who, on December 31, 2002, was actively employed by General American Life Insurance Company, the Company or a Subsidiary,

shall be eligible, on January 1, 2003, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the Augmented Benefit Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in Section 4.2 of
Article 4 and Article 4A of this Plan if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2002.

Article 3. Vesting

Participants will vest in their accrued benefit under this Plan in accordance with the vesting schedule under the Retirement Plan.

All benefits accrued by Participants under this Plan, prior to a Change of Control as defined in Article 8, shall vest if the Participant satisfies the vesting schedule that existed under the Retirement Plan immediately prior to the Change of Control.

Article 4. Payment of Benefits

4.1. Benefits under this Plan shall be payable to a Participant in an amount equal to the difference between:

(a) the largest amount (without duplication of amount) that would have been payable to the Participant under the Retirement Plan, had the Retirement Plan not been subject to the limitations of Internal Revenue Code Sections:
     (i) 415, (ii) 401(a)(17) or such lesser limit as stated in the Retirement Plan, and (iii) Regulation Section 1. 415-2(d)(2) (with respect to deferred compensation arrangements); and,

(b) the amount of benefits payable under the Retirement Plan and any predecessor Auxiliary Plan.

4.2. Only for those individuals who qualify as Participants in the Plan under
Section 2.2, Final Average Compensation used to determine the largest amount that would have been payable under Section 4.1(a) above, will be based on the following rules, notwithstanding the actual provisions of the Retirement Plan.

For qualifying Participants that are not compensated on a commission basis, Final Average Compensation will be the sum of (a) and (b) below:

(a) The base salary component of the Participant's Final Average Compensation, determined using the average of the Participant's base salary for the 60 highest consecutive months during the 120 months preceding the Participant's date of retirement or termination, and,

(b) The component of the Participant's Final Average Compensation representing the Annual Variable Incentive Compensation Plan or successor annual cash bonus plan or program ("AVIP") award will be determined using the average of the Participant's highest 5 AVIP payments, (not necessarily consecutive) with respect to, the 10 calendar years preceding such Participant's date of retirement or termination, (including any projected payment(s) to be made beyond the Participant's date of retirement or termination).

     The AVIP award, as set forth in subsection (b) immediately above, projected to be made beyond the Participant's date of retirement or termination will be deemed equal to:

          (i) the highest of the last 3 bonuses/awards paid while the Participant was in active Company service multiplied by

          (ii) a fraction, the numerator of which is the number of months (or part thereof) that the Participant was actively employed in the calendar year(s) for which the bonus/award would be payable and the denominator of which is 12.

          (iii) If the fraction determined under (ii) immediately above, is less than 1, then, the fractional amount determined under (ii) shall replace an equivalent fractional amount in the lowest of the 5 highest AVIP payments used in (b) above. This replacement shall occur only if the fractional amount determined under (ii) is greater than the fractional amount it is replacing in the lowest of the 5 highest AVIP payments.

Notwithstanding (b)(i), (ii) and (iii), if a specific amount of bonus/award was already approved under the AVIP, prior to the Participant's date of retirement or termination, such amount shall be used instead of the deemed estimate, and such amount shall also be taken into account in determining the highest of the Participant's last 3 bonuses/awards with regard to any bonus/award payable for the Participant's year of retirement or termination.

For qualifying Participants that are compensated on a commission basis, Final Average Compensation will be the amount described in appropriate provisions of the Retirement Plan.

4.3. Except as described in (a) through (e) immediately below, benefits payable under this Plan shall be payable in the same form(s) and at the same times as benefits are payable under the Retirement Plan.

(a) Alternative Distributions under Article 4A shall be paid in the form, and at the time, stated in the election form completed by the Participant and approved by the Committee.

(b) Pre-Distribution Death Benefits as described in Article 4A.5 shall be paid in accordance with the terms of that Article.

(c) If a Participant directs his or her accrued, Personal Retirement Account ("PRA") or Performance Pension Account ("PPA"), benefit under the Retirement Plan to be transferred to the Savings and Investment Plan, and, at the time the request is made, the Participant has an accrued benefit under the Auxiliary Savings and Investment Plan, then the Participant's accrued PRA or PPA benefit under this Plan will be transferred to the Auxiliary Savings and Investment Plan and will be payable in accordance with the terms of the Auxiliary Savings and Investment Plan. If a Participant directs his or her accrued PRA or PPA benefit under the Retirement Plan to be transferred to the Savings and Investment Plan, and at the time the request is made, the Participant has no accrued benefit under the Auxiliary Savings and Investment Plan, then the Participant's accrued PRA or PPA benefit, under this Plan, will be paid to the Participant in a lump sum. The transfer discussed in the preceding sentence does not apply to a Participant's traditional formula benefit under the Retirement Plan or this Plan.

(d)  Individuals who:

          (i) had accrued benefits under the New England Life Insurance Company's non qualified Plans listed in the first paragraph of this Plan,

          (ii) terminated employment on or before December 31, 2000, and,

          (iii) did not become employees of the Company or a Subsidiary upon that termination of employment, will have their benefits paid from this Plan in the amounts, at the times and in the form provided for under the provisions of those prior plans.

(e)  Individuals who:

          (i) had accrued benefits under the GenAmerica Corporation Augmented Benefit Plan,

          (ii) terminated employment on or before December 31, 2002, and,

          (iii) did not become employees of the Company or a Subsidiary upon that termination of employment,

will have their entire auxiliary defined benefit paid from this Plan in the amounts, at the times, and in the form provided for under the provisions of that prior plan.

Individuals described in Section 2.3 shall have their entire auxiliary defined benefit (including amounts previously accrued under the plans named in the first paragraph of this Plan) paid under this Plan, in accordance with the terms of this Plan.

Notwithstanding any provision to the contrary, the payment of benefits under this Plan shall not be affected by, or be subject to, the qualified pre-retirement survivor annuity and qualified joint and survivor annuity rules under the Retirement Equity Act of 1984.

Article 4A. Alternative Distribution

Alternative forms of distribution are available only to those Participants in the Plan as defined in Section 2 of Article 2.

4A.1 Definitions

(a) Alternative Distribution. "Alternative Distribution" means one of the following modes of payment:

          (i)  Single Sum: Payment in a single sum.

          (ii) Installment Payments for a Specific Period: Monthly or annual payments are made to the Participant for a specified number of years selected (not exceeding 20 years). If the Participant dies before the expiration of the specified period, installment payments will continue to be made for the remainder of the period chosen by the Participant to a beneficiary designated by the Participant.

          (iii) Other Distribution: Any other form of payment that is mutually agreed upon by the Participant and the Committee.

(b) Committee. "Committee" means the Compensation Committee of the Board of Directors of Metropolitan Life Insurance Company or their designated agent(s).

(c) Election Date. "Election Date" means the date on which the Participant files his/her request for an Alternative Distribution. For Participants who are retirement eligible, as defined in the Retirement Plan, ("Retirement Eligible") when they separate from service with the Company or a Subsidiary, this date can be no later than the day before the Participant's retirement or termination date. For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, this date can be no later than 12 months before the Distribution Date.

(d) Distribution Date. "Distribution Date" means the date distributions commence under the mode of payment elected by the Participant. For Participants who are Retirement Eligible when they separate from service with the Company or a Subsidiary, this date cannot be earlier than the Participant's retirement or termination date. For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, this date cannot be earlier than the later of:

          (i)  12 months following the Participant's Election Date, and

          (ii) the earliest date the Participant becomes eligible for a distribution from the Retirement Plan.

4A.2. Payment in the Form of an Alternative Distribution.

Auxiliary retirement benefits under this Plan shall be payable in whole or in part to a Participant in the form of an Alternative Distribution provided (i) a request form is duly filed by the Participant in compliance with both the provisions of this Article 4A and the procedures as set forth from time to time by the Committee and (ii) consent thereto is given by the Committee.

4A.3. Election of Alternative Distribution.

A form requesting that auxiliary retirement benefits under this Plan be paid in the form of an Alternative Distribution must be submitted by the Participant to the Committee no later than the day before the Participant's retirement date. For Participants who are separating from service with the Company or a Subsidiary before they are Retirement Eligible, the form requesting an Alternative Distribution must be submitted by the Participant to the Committee no later than 12 months before the Distribution Date indicated on the election form. All requests must be in writing, signed by the Participant, and follow the format prescribed by the Committee. On the request form the Participant must also designate (i) the mode of payment requested and (ii) the Participant's retirement or Distribution Date. A request form shall be deemed submitted by the Participant to the Committee on the day that such form is received by the Committee. Prior to the Participant's retirement date, the request form can be revoked by the Participant. Any revocation must be in writing and comply with the procedures of the Committee. A request form submitted by the Participant shall become irrevocable and binding as to all elections and designations made by the Participant as of the retirement date. In the event that a Participant's request form is not filed before his/her retirement date, the Participant's Plan benefits will be paid in the same form as the benefits paid to the Participant under the Retirement Plan. For Participants who separate from service before they are Retirement Eligible, the request form shall become irrevocable and binding, as to all elections and designations, 12 months before the Distribution Date.

4A.4. Consent of the Committee.

Payment in the form of an Alternative Distribution shall require the consent of the Committee. The Committee shall have full and complete discretion to approve or reject any request for an Alternative Distribution. The decision of the Committee on the Participant's request form shall be made known to the Participant in writing.

4A.5. Death of Participant Before Distribution Date.

(a) A Participant under Section 2.2, who accrued benefits in this Plan under the traditional formula before death, shall have 50% of the present value of his/her undistributed traditional formula benefit, (valued as a single sum under Section 4A.6(a) below and actuarially adjusted for payment at the Participant's earliest retirement date), paid to his/her designated beneficiary. This pre-distribution death benefit will be payable in the form designated by the Participant and approved by the Committee.

     A Participant may file with the Committee a form (which will become irrevocable only upon death) designating a beneficiary or changing their existing designation. This form will also allow the Participant to choose the form in which the pre-distribution death benefit will be paid. All optional forms of benefit available to the Participant under this Plan and the Retirement Plan will be available for payment of this death benefit.

(b) For salaried Participants under Section 2.2, a single sum, equivalent to the full value of a Participant's undistributed traditional formula benefit on the date of the Participant's death, (valued under Section 4A.6(a)), shall be paid to the Participant's designated beneficiary if:

          (i) the Participant notifies the Committee in a request form in effect on the Election Date of his or her anticipated retirement date,

          (ii) the Committee gives its consent to the payment of a Single Sum or Installment Payments for a Specific Period before the Distribution Date is reached,

          (iii) the Participant agrees to defer actual retirement at the Company's written request,

          (iv) the Distribution Date for payment of the Single Sum or Installment Payments for a Specific Period is deferred to the Participant's actual retirement date, and

          (v) the Participant dies after such anticipated retirement date but before actual retirement.

     In the absence of a designation by the Participant, the death benefit, under (a) or (b) immediately above, shall be paid to the Participant's surviving spouse in a single sum. If the Participant has no surviving spouse at the time of death, then the death benefit shall be paid to the Participant's estate.

4A.6. Valuation of Alternative Benefit

(a) The actuarial equivalent value of the Single Sum shall be determined using the UP 84 Mortality Table, set forward one year for the Participant and set back four years for the Participant's spouse, (if applicable), and the Pension Benefit Guaranty Corporation immediate interest rate.

(b) The actuarial equivalent benefit amount for the Installment Payments for a Specific Period will be determined by converting the Single Sum benefit amount, determined under Article 4A.6(a), using the interest rate basis for the immediate annuity purchase rates offered under the Metropolitan Savings and Investment Plan and its successors.

(c) The interest rates referenced in Article 4A.6, (a) and (b) above shall be the rates in effect at the following times:

          (i) For Participants who are Retirement Eligible when they separate from service with the Company or a Subsidiary, the rate in effect, on their Election Date, but in no event earlier than one year before the Participant's retirement date.

          (ii) For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, the rate in effect 12 months before their Distribution Date.

4A.7. Power of Committee.

The Committee shall have the discretionary power to make any and all administrative decisions regarding the election and payment of an Alternative Distribution, including but not limited to, (i) the design and format of request forms, (ii) the approval or rejection of requests for an Alternative Distribution, (iii) the design and format of revocation forms and (iv) the sending of notices.

Article 5. Unfunded Plan.

The Plan is completely unfunded. This Plan is entirely separate from the Retirement Plan and any other plan. Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, or any other plan. The fact that contracts or certificates may be distributed to recipients of benefits under the Retirement Plan in discharge of obligations thereunder shall in no way entitle a Participant in this Plan to receive any such contract or certificate in discharge of obligations under this Plan.

Article 6. Non-transferability of Participant's Interest

No Participant shall have any power or right to transfer, assign, mortgage, commute or otherwise encumber any of the benefits payable hereunder, nor shall such benefits be subject to seizure for the payment of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

Article 7. Effect of Taxes

In making payments under this Plan, the Company and the Subsidiary shall withhold any Federal, state or local income, employment or other taxes, it determines that it is legally obligated to withhold. All tax liabilities arising out of benefits under this Plan are the sole obligation of the Plan Participant(s) or their beneficiary. In the event that a Participant or beneficiary incurs greater tax burdens from payments under this plan (whether income, employment, estate or other tax burdens) than they would if such payments had been made from the Retirement Plan, the Company and the Subsidiary shall have no obligation to reimburse the Participant or beneficiary for such greater tax burdens.

Article 8. Change of Control

8.1. Definitions.

(a) Change of Control. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

          (i) any Person acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation representing 25% or more of the combined Voting Power of the Corporation's securities;

          (ii) within any 24-month period, the persons who were directors of the Corporation at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of the Corporation (the "Board") or the board of directors of any successor to the Corporation; provided, however, that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 8.1(a)(ii);

          (iii) the stockholders of the Corporation approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Corporation which is consummated (a "Corporate Event"), and immediately following the consummation of which the stockholders of the Corporation immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (A) in the case of a merger or consolidation, the surviving or resulting corporation, (B) in the case of a share exchange, the acquiring corporation, or (C) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the Corporation immediately prior to such Corporate Event; or any other event occurs which the Board declares to be a Change of Control.

(b) Corporation. For the Purposes of this Article, "Corporation" means MetLife, Inc.

(c) Person. For purposes of the definition of Change of Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act, and shall include any group (within the meaning of Rule 13d-5(b) under the Exchange
     Act); provided, however, that "Person" shall not include (A) the Corporation or any Affiliate, (B) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (C) any employee benefit plan (including an employee stock ownership plan) sponsored by the Corporation, Company or any Affiliate.

(d) Voting Power. For purposes of the definition of Change of Control, "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company, and "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

(e) Affiliate. For the purposes of this article, an "Affiliate" shall mean any corporation, partnership, limited liability company, trust or other entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Corporation.

(f)  Cause. For the purposes of this article, "Cause" means either:

          (i) Participant's conviction or plea of nolo contendere to a felony, or

          (ii) any act or acts of dishonesty or gross misconduct on the Participant's part which results or is intended to result in material damage to the business or reputation of MetLife.

(g)  Good Reason. For the purposes of this article, "Good Reason" means any of:

          (i) any reduction by the Corporation or an Affiliate in the Participant's base salary rate below the rate in effect immediately before the Change of Control;

          (ii) any relocation by the Corporation or an Affiliate of the Participant's usual base work location to any other office or location more than 50 miles from the Participant's usual base work location immediately prior to a Change of Control, except for travel reasonably required in the performance of the Participant's responsibilities;

          (iii) if the Participant is a party to an Employment Continuation Agreement with the Corporation or an Affiliate, any circumstance or occurrence constituting "Good Reason" under that Employment Continuation Agreement;

          (iv) the failure of the Corporation or an Affiliate to pay the Employee's base salary or employee benefits as required by law.

8.2. Vesting and Other Rights on and After a Change of Control Subject to Conditions

In the event that:

(a) there is a Change of Control as defined in Section 8.1(a) of this Article, and,

(b) on the date of the Change of Control or on a date before the second anniversary of the Change of Control, a Participant in this Plan:

          (i) is involuntarily terminated from employment by the Corporation or any Affiliate (other than directly in connection with a transfer of employment to or from the Corporation or any Affiliate) without Cause,

          (ii) voluntarily terminates employment with the Corporation or any Affiliate for Good Reason,

then the Participant's unvested benefits and rights accrued as of the Change of Control in each, the Retirement Plan and this Plan, will vest immediately under this Plan, notwithstanding any other provision of the Retirement Plan or this Plan, or any amendment or termination of this Plan taking place on or after a Change of Control.

These accrued benefits will be paid under this Plan according to the ordinary distribution rules of this Plan. The ordinary distribution rules of this Plan are described in Article 4 and where applicable, Article 4A as they existed immediately prior to the Change of Control. If this Section 8.2 is triggered, a Participant under Section 2.2 does not have to obtain Committee approval for an Alternate Distribution in the form of a Single Sum or Installment Payments for a Specific Period.

Article 9. Interpretation of the Plan

The Committee is empowered to take all actions it deems appropriate in administering this Plan. Claims for benefits and appeals of denied claims under the Plan shall be administered in accordance with Section 503 of ERISA, the regulations thereunder (and any other law that amends, supplements or supersedes said Section of ERISA), and the procedures adopted by the Committee, or its delegate, as appropriate. The claims procedures referenced above are incorporated herein by reference. The Plan shall provide adequate notice to any claimant whose claim for benefits under the Plan has been denied, setting forth the reasons for such denial, and afford a reasonable opportunity to such claimant for a full and fair review by the appropriate administrator of the decision denying the claim. Benefits will be paid under the Plan only if the Committee, or its delegate, determines in its discretion that the applicant is entitled to them.

In the event of a difference of opinion between a Participant and the Committee with respect to the meaning or application of the provisions of the Plan, the Committee's final interpretation shall be binding and conclusive. However, once a Change of Control (as defined in Article 8) has occurred, this Article 9 shall no longer apply to differences of opinion between the Committee and a Participant regarding the application of Article 8 of this Plan to a Participant or with regard to any rights or benefits protected under Article 8 of this Plan or otherwise accrued prior to the Change of Control including the vesting thereof.

Article 10. Governing Law

To the extent not inconsistent with Federal law, the validity of the Plan and its provisions shall be construed according to the laws of the State of New York.

Article 11. Amendment and Termination of Plan

11.1. Except to the extent required by law, the Committee may amend or terminate this Plan at any time without the consent of any Participant or of any other person. However, any such amendment or termination will not adversely affect the benefit entitlements of:

(a) any Participant receiving benefits under the Plan at or prior to the time of such amendment or termination, or,

(b) any employee who is a Participant in the Retirement Plan to the extent of the present value of their accrued benefit under this Plan prior to the time of such amendment or termination. However, amendments may be made to all other aspects of this Plan including, but not limited to:

          (i) amendments impacting the timing under which the Participant's entire accrued benefit is paid, or,

          (ii) amendments impacting the optional forms of benefit available for payment of the Participant's entire accrued benefit.

Notwithstanding the above, any amendment or group of amendments made effective on the same date, which would increase or decrease the annual cost of Plan benefits for active Plan Participants and former Plan Participants by ten million dollars or more in the aggregate, as determined in good faith by the Committee, shall take effect only after the action is authorized or ratified by the Board of Directors of Metropolitan Life Insurance Company.

11.2.

(a) Notwithstanding the provisions of Section 11.1 above, or any other provision of this plan, on or after a Change of Control (as defined in Article 8), amendments can no longer be made to Article 8, Article 9 or
     Section 11.2 of Article 11 of this Plan; and

(b)  Participants who:

          (i) accrued rights or benefits under this Plan prior to a Change of Control (as defined in Article 8), and,

          (ii) whose rights or benefits are not vested at the time of the Change of Control cannot have the vesting schedule, applicable on the day prior to the Change of Control, amended with regard to such rights or benefits, and cannot forfeit, or be deprived of, their right to vest in these accrued benefits due to any amendment or termination of this Plan.

                                        METROPOLITAN LIFE INSURANCE COMPANY

Date August 7, 2006
     --------------------------------


By /s/ Margery Brittain
   ----------------------------------

                                   Appendix A.

             List of Additional Individuals Covered Under This Plan.

The following additional individuals, who were covered under this Plan as of January 1, 1995, are grandfathered as Participants under Section 2.2 of this
Plan:

Anthony E. Amodeo

Oliver N. Greeves

Sibyl C. Jacobson

William D. Kerrigan

Alan E. Lazarescu

Felix Schirripa

Anthony F. Trani


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